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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 15, 1998



                        SODEXHO MARRIOTT SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)


            1-12188                                       52-0936594
     (Commission File No.)                 (I.R.S. Employer Identification No.)



                 10400 Fernwood Road, Bethesda, Maryland 20817
             (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code:  (301) 380-3100
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ITEM 8.   CHANGE IN FISCAL YEAR.

     On April 15, 1998, the Board of Directors of Sodexho Marriott Services, Inc. (the "Company") approved the change of the fiscal year of the Company such that the fiscal year of the Company shall end on the Friday nearest to August 31 of each year. Prior to this change in fiscal year, the Company's fiscal year ended on the Friday nearest to December 31 of each year. As a result of this change to the fiscal year of the Company, the 1998 fiscal year, which began on January 3, 1998, will end on August 28, 1998 (the "Transition Period"). The Company will file a report on Form 10-K covering the Transition Period. The 1999 fiscal year, to begin on August 29, 1998, will end on September 3, 1999, and will include 53 weeks.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SODEXHO MARRIOTT SERVICES, INC.


Date     April 28, 1998         By:  /s/ Robert A. Stern
    -----------------------        ----------------------------
                                   Robert A. Stern
                                   Senior Vice President and
                                    General Counsel

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